EIGHTH SUPPLEMENTAL AGREEMENT

                             DATED December 29, 1995

                                     BETWEEN

                                 COMDISCO, INC.

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                      as Arranger and Administrative Agent

                                 CREDIT LYONNAIS
                                DEUTSCHE BANK AG
                            UNION BANK OF SWITZERLAND
                                  as Co-Agents

                                       and

                               THE EXTENDING BANKS

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                      as Facility Agent, Tender Panel Agent
                               and Swingline Agent

                                       and

                                BARCLAYS BANK PLC
                            as Letter of Credit Agent

                         relating to an Agreement dated
                    June 4, 1991 (as amended by supplemental
                agreements dated August 27, 1991,  April 20, 1992
                       September 21, 1992, April 23, l993,
               May  9, 1994,  August 12, 1994 and December  30, 1994)
                   providing for a revolving credit facility
                            of up to U.S.$300,000,000

THIS EIGHTH SUPPLEMENTAL AGREEMENT is made on December 29, 1995 between:

(1) COMDISCO, INC. (the "Company") for itself and on behalf of those Additional Borrowers party to the Facility Agreement defined below;

(2)      NATIONAL WESTMINSTER BANK PLC as Arranger and Administrative Agent;

(3)      CREDIT LYONNAIS, DEUTSCHE BANK AG and UNION BANK OF SWITZERLAND as
         Co-Agents;

(4) THE BANKS listed on the signatory pages to this Supplemental Agreement under the heading "Extending Banks";

(5) NATIONAL WESTMINSTER BANK PLC as facility agent, tender panel agent and swingline agent (the "Facility Agent"); and

(6)      BARCLAYS BANK PLC as letter of credit agent.

WHEREAS:

(A) This Supplemental Agreement is supplemental to a facility agreement dated June 4, 1991 in respect of a revolving credit facility of up to U.S. $300,000,000 as amended by a supplemental agreement dated August 27, 1991, a second supplemental agreement dated April 20, 1992, a third supplemental agreement dated September 21, 1992, a fourth supplemental agreement dated April 23, 1993, a fifth supplemental agreement dated May 9, 1994, a sixth supplemental agreement dated August 12, 1994 and a seventh supplemental agreement dated December 30, 1994 (together the "Facility Agreement");

(B) at the request of the Company, the Extending Banks have agreed to extend the Final Maturity Date of the Facility; and

(C) the parties to this Supplemental Agreement have agreed that certain other changes shall be made to the terms of the Facility Agreement, as set out in Clause 2.1 below.

IT IS AGREED as follows:

1.       INTERPRETATION

         (a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental Agreement.

         (b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

         (c) "Effective Date" means, subject to satisfaction of the conditions precedent set out in Clause 4, December 30, 1995.

         (d) "Extending Banks" means those parties to this Supplemental Agreement listed under the heading "Extending Banks" on the signatory pages.

2.       AMENDMENTS TO THE FACILITY AGREEMENT

2.1 Subject to the satisfaction of the condition in Clause 4 below, the Facility Agreement is amended as follows:

         (a) The definition of "Banks" in Clause 1.1 shall include the Extending Banks.

         (b)      The following new definitions shall be added to Clause 1.1:

                  "Long Term Debt Rating"

                  means, on any date, the Company's senior unsecured non credit-enhanced long term debt rating as determined by a Rating Agency.

                  "Rating Agency"

                  means each of Standard & Poor's Ratings Group and Moody's Investors Service, Inc..

         (c)      In Clause 1.1:

                  the definitions of "Final Maturity Date", "Underwritten CD Margin" and "Underwritten LIBOR Margin" shall be deleted and replaced with the following:

                  ""Final Maturity Date"

                  in relation to an Underwriter means, subject to Clause 2.4, December 31, 1998."

                  ""Underwritten CD Margin"

                  means, in the case of an Underwritten CD Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.40 per cent. per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2, 0.425 per cent. per annum; and

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.4875 per cent. per annum,

                  and, where the Company's Long Term Debt Rating as determined by a Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable Underwritten CD Margin."

                  ""Underwritten LIBOR Margin"

                  means, in the case of an Underwritten LIBOR Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1 or higher,
                           0.275 per cent. per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2, 0.30 per cent. per annum; and

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.3625 per cent. per annum.

                  and, where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable Underwritten LIBOR Margin."

(c) Clause 24.1(a) (Facility Fee) shall be deleted and replaced with the following:

         "24.1    Facility Fee

         (a) The Company shall pay to the Facility Agent for the account of each Underwriter a facility fee in Dollars computed on the amount of that Underwriter's Commitment during the period from December 30, 1995 up to and including the Final Maturity Date for that Underwriter, computed at the following rates:

                  (i) where the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.125 per cent. per annum;

                  (ii) where the Company's Long Term Debt Rating is BBB or Baa2, 0.15 per cent. per annum; and

                  (iii) where the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.1875 per cent. per annum.

                  Any change to the rate used in the computation of Facility Fee shall become effective on the day on which the Company's revised Long Term Debt Rating is published by the relevant Rating Agency. Where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the Facility Fee. The amount of such fee payable to an individual Underwriter shall be reduced by the amount of the facility fee payable to such Underwriter during that period in respect of such Underwriter's commitment under the Existing Facility Agreement or under the Global Agreement (Original)."

(d) Part I (The Underwriters and Commitments) of Exhibit A shall be deleted and replaced with the form set out in Schedule 1 to this Supplemental Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Facility Agent and the Banks on its own behalf and on behalf of all the Additional Borrowers that:

         (a) Powers and authority: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

         (b) Legal Validity: This Supplemental Agreement constitutes its legal, valid and binding obligation.

         (c) Non-conflict: The entry into and performance by it of, and the transactions contemplated by, this Supplemental Agreement do not and will not:

                  (i)      conflict with any law or regulation or any official
                           or judicial order applicable to it;      or

                  (ii)     conflict with its constitutive documents; or

                  (iii) conflict with any document which is binding on it or any of its assets.

         (d) Authorisations: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

         (e) Material Adverse Change: There has been no material adverse change in the consolidated financial condition of the Group since September 30, 1995.

         (f) Representations and Warranties in the Facility Agreement: The representations and warranties set out in Clause 19.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

         (g) Other Borrowers: The other Borrowers are bound by the terms of this Supplemental Agreement.

4.       CONDITIONS PRECEDENT

         (a) Clause 2 above and Clause 6 below shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from any of the Senior Vice President - Legal, Vice President and General Counsel or Vice President and Associate General Counsel of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(vi) of the Facility
                  Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

         (b) If the above condition is not satisfied on or prior to January 6, 1996 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5, 7 and 8) shall cease to have any effect.

5.       INCORPORATION

         (a)      This Supplemental Agreement is a Finance Document.

         (b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

         (c) Except as otherwise provided in this Supplemental Agreement, the Finance Documents remain in full force and effect.

6.       MISCELLANEOUS

         The provision of Clauses 15 (Payments), 26 (Stamp Duties), 27 (Amendments, Waivers, Remedies Cumulative), 34 (Jurisdiction) and 36 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

7.       GOVERNING LAW

         This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.

                                   SCHEDULE 1

                    PART I - The Underwriters and Commitments

                        THE UNDERWRITERS AND COMMITMENTS



Banks                                                               Commitments
                                                                        U.S.$

NATIONAL WESTMINSTER BANK PLC                                      38,666,666.68
CREDIT LYONNAIS                                                    36,000,000.00
DEUTSCHE BANK AG                                                   36,000,000.00
UNION BANK OF SWITZERLAND                                          36,000,000.00
BARCLAYS BANK PLC                                                  26,666,666.66
BHF-BANK                                                           26,666,666.66
BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK                20,000,000.00
BRANCH
BAYERISCHE VEREINSBANK                                             20,000,000.00
DRESDNER BANK AG                                                   20,000,000.00
NORDDEUTSCHE LANDESBANK GIROZENTRALE                               20,000,000.00
WESTDEUTSCHE LANDESBANK GIROZENTRALE                               20,000,000.00


Total Commitments                                                 300,000,000.00

                                   SIGNATORIES


Company

COMDISCO, INC.    (on behalf of itself and on behalf of those Additional
                   Borrowers party to the Facility Agreement)

By:      EDWARD A. PACEWICZ



Arranger

NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE



Co-Agents



CREDIT LYONNAIS CHICAGO BRANCH

By:      ATTILA KOC



CREDIT LYONNAIS CAYMAN ISLANDS BRANCH

By:      ATTILA KOC



DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:      DAVID S. BERGER            By:     HANS RODERICH



UNION BANK OF SWITZERLAND

By:      DENIS J.CAMPBELL IV        By:     ANDREW TAYLOR



Extending Banks


NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE



CREDIT LYONNAIS CHICAGO BRANCH

By:      ATTILA KOC



CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:      ATTILA KOC



DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH

         By:      DAVID S. BERGER           By:      HANS RODERICH



UNION BANK OF SWITZERLAND

By:      DENIS J. CAMPBELL IV       By:     ANDREW TAYLOR



BARCLAYS BANK PLC


By:      PAUL McALLISTER



BHF-BANK

By:      LINDA PACE                         By:      DAVID FRAENKEL



BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

By:      WOLFGANG H. HAUGK By:      WOLFGANG NOVOTNY



BAYERISCHE VEREINSBANK AG

By:      ED C. BENNETT              By:     MARTIN J. O'MALLEY



DRESDNER BANK AG, CHICAGO AND GRAND CAYMAN BRANCHES

By:      JOHN D. SINSHEIMER         By:     WILLIAM J. MURRAY



NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:      STEPHEN K. HUNTER By:      PETRA FRANK-WITT



WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK
AND CAYMAN ISLANDS BRANCHES

By:      VINCENT J. PORTELLA        By:     LAURA SPICHIGER




Facility Agent, Tender Panel Agent and Swingline Agent

NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE


Letter of Credit Agent

BARCLAYS BANK PLC

By:      PAUL McALLISTER